Clayton Street Trust

Protective Life Dynamic Allocation Series – Conservative Portfolio

Protective Life Dynamic Allocation Series – Growth Portfolio

Protective Life Dynamic Allocation Series – Moderate Portfolio

(each a “Portfolio”)

Supplement dated March 19, 2019

to the Currently Effective Statement of Additional Information

The Board of Trustees (the “Trustees”) of the Portfolios appointed BNP Paribas, acting through its New York branch, to serve as the Custodian of the Portfolios, replacing State Street Bank and Trust Company (“State Street”), effective concurrently with the termination of the custody agreement with State Street. The custody agreement between the Portfolios and State Street terminated on or about March 15, 2019.

In response to the above change, effective immediately, the statement of additional information (the “SAI”) for the Portfolios is amended as follows:

1.

In the Portfolio Holdings Disclosure Policies and Procedures section of the Portfolios’ SAI, “BNP Paribas” is added to the list of non-affiliated third parties that may receive nonpublic portfolio holdings information, as frequently as daily, as part of the legitimate business purposes of the Portfolios.

2.	In the Custodian, Transfer Agent, and Certain Affiliations section of the Portfolios’ SAI, the following paragraph replaces the first paragraph in its entirety:

BNP Paribas, acting through its New York branch (“BNP(NY)”), 787 Seventh Avenue, New York, New York 10019 is the custodian of the domestic securities and cash of the Portfolios. BNP(NY) is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Portfolios’ securities and cash held outside the United States. The Portfolios’ Trustees have delegated to BNP(NY) certain responsibilities for such assets, as permitted by Rule 17f-5. BNP(NY) and the foreign subcustodians selected by it hold the Portfolios’ assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Portfolio.

Please retain this Supplement with your records.